Income Taxes - Summary of Reconciliation of Expected Income Tax Expense Computed at Statutory Federal Income Tax Rate (Detail) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Expected tax expense	$ 1,580,666	$ 1,531,416
State income tax, net of federal tax benefit	207,817	195,474
Tax exempt income	(75,568)	(69,724)
Nondeductible and other items	46,752	64,118
Total income tax expense	$ 1,759,667	$ 1,721,284